EXHIBIT 10 (a)


                             AGREEMENT OF LEASE

                               BY AND BETWEEN

                         FREMONT PRESTIGE PARK, LLC
                                 (LANDLORD)

                                    AND

                       FARMSTEAD TELEPHONE GROUP, INC.
                                  (TENANT)

                               INDEX TO LEASE
                               --------------

ARTICLE                           CAPTION
-------                           -------
 I            Basic Lease Data, Exhibits and Riders
 II           Premises and Term
 III          Rent
 IV           Real Estate and Other Taxes
 V            Operating Expenses
 VI           Use of Premises
 VII          Services, Utilities and Repairs
 VIII         Assignment and Subletting
 IX           Compliance with Law, etc.
 X            Conditions of Premises; Maintenance
 XI           Landlord's Right of Entry
 XII          Liens
 XIII         Default by Tenant; Right to Terminate; Damages; Self-Help
 XIV          Alterations and Improvements
 XV           Limitation to Landlord's Liability; Tenant's Indemnity;
              Insurance
 XVI          Damage to Premises
 XVII         Condemnation
 XVIII        Subordination
 XIX          Notices
 XX           Quiet Enjoyment
 XXI          Expiration
 XXII         Control of Park and Common Areas of Park
 XXIII        Security Deposit
 XXIV         Failure to Give Possession
 XXV          Fees and Expenses; Performance or Payment by Landlord
 XXVI         Waiver of Trial by Jury, Counterclaim and Right of Notice of
              Hearing
 XXVII        Delivery, Recording and Execution of Lease
 XXVIII       Successors and Assigns
 XXIX         Rules and Regulations
 XXX          Governing Law
 XXXI         No Waiver
 XXXII        Brokerage
 XXXIII       Invalidity of Particular Provisions
 XXXIV        Estoppel Certificates
 XXXV         Security Agreement
 XXXVI        Provisions with Respect to Bankruptcy
 XXXVII       Hazardous Materials
 XXXVIII      Tenant's Right to Terminate
 XXXIX        Termination of Prior Lease
 XL           Option to Extend

                               BUILDING LEASE
                               --------------

THIS INSTRUMENT IS AN INDENTURE OF LEASE in which the Landlord and the Tenant are the Parties hereinafter named, and which relates to space at 22 Prestige Park Circle, located in East Hartford, Connecticut 06108. The Parties to this instrument hereby agree with each other as follows:

                                  ARTICLE I
                                  ---------

                   Basic Lease Data, Exhibits, and Riders

1.1 INTRODUCTION. The following sets forth basic data and identifying Exhibits and Riders elsewhere hereinafter referred to in this Lease, and where appropriate, constitute definitions of the terms hereinafter listed.

1.2   BASIC DATA.

      DATE OF EXECUTION:           March  23, 2004

      LANDLORD:                    Fremont Prestige Park, LLC

      LANDLORD'S ADDRESS:          Fremont Prestige Park, LLC
      (For Notices)                c/o Fremont Management, LLC
                                   65 LaSalle Road, Suite 202
                                   West Hartford, CT  06107

      TENANT:                      Farmstead Telephone Group, Inc

      TENANT'S ADDRESS:            22 Prestige Park Circle
      (For Notice & Billing)       East Hartford, CT 06108

      BUILDING:                    The Building located at 22 Prestige Park
                                   Circle,
                                   East Hartford, Connecticut 06108

      PREMISES:                    25,051 square feet (Rentable Square
                                   Footage) as shown on Exhibit A attached
                                   hereto.

      LEASE TERM:                  One Hundred Twenty Eight (128) calendar
                                   months (plus the partial month, if any
                                   immediately following the Commencement
                                   Date).

      OPTION TO EXTEND:            One Option to Extend for five (5) years

      COMMENCEMENT:                Term Commencement:      May 1, 2004
                                   Rent Commencement:      May 1, 2004

      MINIMUM RENT:                May 1, 2004 - December 31, 2004:
                                   --------------------------------
                                    SF:                 $      5.45
                                    Month:                11,377.33
                                    Year:                136,527.96

                                   January 1, 2005 - December 31, 2009
                                   -----------------------------------
                                    SF:                 $      6.25
                                    Month:                13,047.40
                                    Year:                156,568.75

                                   January 1, 2010 - December  31, 2014
                                   ------------------------------------
                                    SF:                 $      6.50
                                    Month:                13,569.29
                                    Year:                162,831.50

      TENANT'S PROPORTIONATE
      SHARE:                       72.1%.  The Building has a total of
                                   34,760 rentable square feet.

      SECURITY DEPOSIT:            $11,377.33

      GUARANTOR:                   None

      BROKER:                      Sentry Commercial Real Estate Services,
                                   Inc.

      TENANT INSURANCE
      REQUIREMENTS:                Public Liability Insurance
      Bodily Injury /
      Property Damage:             Combined Limits of at least $1,000,000

      LANDLORD INSURANCE
      REQUIREMENTS:                General Liability Insurance in the
                                   amount of at least $1,000,000 and
                                   Property and Casualty Insurance for full replacement cost.

      PERMITTED USE:               The Premises shall be used and occupied
                                   solely for warehouse, distribution,
                                   assembly, research and development,
                                   manufacturing and general office and
                                   for no other use or purpose, provided,
                                   however, if Tenant desires to use the
                                   Premises for a use not listed above and
                                   such proposed use is legally permissible pursuant to applicable law and regulation, Tenant may use the Premises for such purpose provided such purpose
                                   (a) is approved by Landlord, such
                                   approval not to be unreasonably
                                   withheld, (b) does not impose an
                                   increased traffic burden on the office
                                   park of which the Building is a part, an increased maintenance burden on the
                                   Building or an increased risk of
                                   environmental contamination of the
                                   Building, and (c) is not morally
                                   objectionable (such as a massage parlor
                                   or other similarly adult oriented
                                   businesses open to the public).

                                 ARTICLE II
                                 ----------

                             Premises and Terms

2.1 LOCATION OF PREMISES. Landlord hereby leases to Tenant, and Tenant hereby accepts from Landlord, the Premises located at 22 Prestige Park Circle, East Hartford, CT 06108.

2.2 INITIAL TERM. The "Initial Term" of this Lease shall be one hundred twenty eight (128) months plus that portion of the month in which the term begins if it begins on a day other than the first day of a month, unless sooner terminated as herein provided.

2.3   LEASE RENEWAL.   In the event that Tenant fails to notify Landlord of
      its intention to extend the term of said Lease within nine (9) months ("Notice Period") of the then effective Termination Date, Landlord reserves the right to show premises for the duration of said Notice Period during normal business hours.

                                 ARTICLE III
                                 -----------

                                    Rent

3.1 MINIMUM RENT. Tenant agrees to pay to Landlord, at Landlord's mailing address, or at such other place as Landlord shall from time to time designate by notice to Tenant, monthly, in advance, on the Rent Commencement Date, and on the first day of each and every calendar month during the term of this Lease, a sum equal to the Minimum Rent specified in Section 1.2 hereof. All monies payable by Tenant to Landlord under this Lease shall be rent and payable and recoverable as rent in a manner herein provided. Rent shall be paid to the Landlord without any offset, withholding, reduction, prior notice or demand. Minimum Rent for any partial month shall be paid by Tenant to Landlord at such rate on a pro rata basis, and, if the term of this Lease commences on a day other than the first day of a calendar month, the Minimum Rent payment for such month shall be the proportionate part of such monthly Minimum Rent for the partial month from the Rent Commencement Date to the first day of the succeeding calendar month, and the Minimum Rent for such succeeding calendar month.

3.2 RETURNED CHECK. In the event Tenant pays any rent or other charge by check or draft, and said check or draft is not honored by the bank on which it is drawn, an additional charge of $50.00 shall be immediately due and payable from Tenant to Landlord.

3.3 LATE PAYMENT. In the event that any payment of Rent is received by Landlord more than ten (10) days after its due date, said payment shall be subject to a charge of five percent (5%) of the amount of said payment. The late charge provided in this Paragraph shall be in addition to any interest or fees charged Tenant under Article XXV of this Lease.

                                 ARTICLE IV
                                 ----------

                         Real Estate and Other Taxes

4.1 TAXES. Shall mean all taxes, duties, assessments (general or special) and all other charges of similar nature or any tax levied in lieu of the foregoing (excluding any of Landlord's income taxes) assessed, levied or imposed against the Building and the land whether said sums are payable to the Town wherein the Premises are located or to any other governmental, or quasi-governmental taxing authority having jurisdiction over the Building.

4.2 TENANT'S PROPORTIONATE SHARE. Shall mean of the Taxes and Common Area Expenses applicable to the Building. Tenant shall pay to Landlord Tenant's Proportionate Share as specified in Section 1.2 of any and all Taxes due with respect to the Building and the land appurtenant thereto. Any sum payable by Tenant for Taxes pursuant to this Paragraph shall be deemed additional rent and shall be wholly due and payable within ten (10) days after Landlord notified Tenant of the sum due together with a general computation of said sum.

4.3 TAX YEAR. Shall mean the fiscal period for which taxes are levied by a governmental authority.

                                  ARTICLE V
                                  ---------

              Operating Costs for the Premises and the Building

5.1 OPERATING COSTS. Landlord, at Tenant's Cost, shall be responsible for all reasonable and customary costs in connection with the ownership and operation of the Building, and supporting facilities of the Building including the following:

            * Repair and maintain the paving, including sidewalks and parking areas common to the Building of which the Premises are part including the prompt removal of snow and ice there from.
            * Maintain the entrances, exits and areas appurtenant to the Building in a clean and orderly condition
            *     Maintain the roof
            * Maintain the landscaping surrounding the building including maintaining the shrubbery thereon and mowing of grass thereon
            *     Maintain property and casualty insurance on the Premises
            *     Maintain all heating and air conditioning equipment
            *     Maintain fire sprinkler system
            *     Manage the building

      In lieu of Tenant paying for the actual costs incurred for these Operating Costs or the Tenant's allocated portion of certain portfolio costs such as HVAC contracts, property and casualty insurance policies, landscaping contracts and snow removal contracts, Tenant shall pay Landlord in full satisfaction of such Operating Costs, the following fixed amounts payable monthly as Additional
      Rent:

             Calendar Year      Annual Amount      Monthly Amount
             -------------      -------------      --------------
                 2004             $33,944.80         $2,828.73
                 2005             $30,662.42         $2,555.20
                 2006             $31,275.67         $2,606.31
                 2007             $31,901.19         $2,658.43
                 2008             $32,539.21         $2,711.60
                 2009             $33,189.99         $2,765.83
                 2010             $33,853.79         $2,821.15
                 2011             $34,530.87         $2,877.57
                 2012             $35,221.49         $2,935.12
                 2013             $35,925.92         $2,993.83
                 2014             $36,644.44         $3,053.70
                 2015             $37,377.32         $3,114.78
                 2016             $38,124.87         $3,177.07
                 2017             $38,887.37         $3,240.61
                 2018             $39,665.11         $3,305.43
                 2019             $40,458.42         $3,371.53

      Note:  Years 2015 - 2019 represent the Tenant's Option to Extend.

      The fixed operating cost reimbursement is not intended to include costs that directly relate to the Tenant's business and use of the premises. Tenant is responsible for paying the cost of all utilities, including water and power, heating, lighting, air conditioning and ventilating and rubbish removal of Tenant's leased premises as noted in Article VII. Tenant is responsible for paying the cost of Property Taxes as noted in Article IV. Tenant is responsible for the cost of maintenance and repairs related to damage or neglect to the building caused by Tenant as noted in Article VII.

                                 ARTICLE VI
                                 ----------

                             Use of the Premises

6.1 USE OF THE PREMISES. The Premises shall be used and occupied for the purpose specified in Section 1.2, and for no other use or purpose whatsoever, and under the trade name contained in said Section 1.2. The use of the Premises must be in compliance with rules and regulations promulgated for the Park by Landlord which are now or hereafter in effect and of which Tenant has notice and Tenant's business and operations within the Premises must be in compliance with all applicable laws, ordinances and regulations of all governmental or quasi-governmental authorities and of all insurance companies insuring the Premises, or the Park, or any portion thereof.

      In this connection, it is understood that Tenant shall not be permitted to engage in any business activities outside of the Premises or in the common areas of the Park, without the written permission of Landlord and that all signs outside of the Premises and all displays which are visible outside of the Premises, shall be subject to the approval of Landlord. While parking in the Park shall be non-exclusive, it is understood that Tenant shall have the primary right to use the parking spaces specifically described on Exhibit A-1 attached hereto, provided, however, the Landlord shall have no responsibility to police said parking spaces or remove any cars wrongfully parked in Tenant's primary parking area. It is understood that Tenant shall not be permitted to use any areas adjacent to the Premises, or any areas designated for parking purposes, for the storage of any materials used in connection with Tenant's business. Any unauthorized use of the Premises or areas adjacent to the Premises or areas designated for parking shall constitute a default by Tenant under the terms of this Lease, if not cured by Tenant within thirty (30) days after receipt of a written notice from the Landlord.

                                 ARTICLE VII
                                 -----------

                       Services, Utilities and Repairs

7.1 SERVICES, UTILITIES AND REPAIRS. Landlord shall initially provide systems to maintain the heat and cooling in the Premises. Landlord at its sole cost and expense shall be responsible for maintaining and keeping the exterior walls, structural framework and foundation of the Building in good repair, except to the extent that any need for any repair or maintenance of such exterior walls, structural framework or foundation of the Building is caused by the intentional act or negligence of the Tenant or any of the Tenant's employees, agents, invitees or licensees.

      Tenant shall, at its expense, pay for all utilities, including heat, water, gas, and electricity used by Tenant on the Premises.

      Tenant shall maintain and repair at its expense, all portions of the Premises, other than those which Landlord is obligated to maintain or repair as set forth above or elsewhere in this Lease, including but not limited to plate and window glass both affecting the interior of the Premises and the exterior of the Building relating to the Premises; Tenant shall also maintain and repair any obligations that Landlord is obligated to maintain and to repair as set forth above, when then same is necessary because of the act or neglect of Tenant or its agents, servants, or invitees. Tenant, at its cost, shall keep the areas and walkways appurtenant to the Premises free and clear of rubbish and debris and shall store its refuse and rubbish in receptacles of Tenant's, which are approved by Landlord and in areas to be designated by, and in accordance with, schedules to be established by Landlord.

                                ARTICLE VIII
                                ------------

                          Assignment and Subletting

8.1   PROCEDURE.

a. Subject to Section 8.4 below, Tenant will not, by operation of law or otherwise, assign, mortgage or encumber this Lease, nor sublet or permit the Premises or any part thereof to be used by another, without Landlord's prior expressed written consent in each instance. The consent by Landlord to any assignment or subletting shall not in any manner be construed to relieve Tenant from obtaining Landlord's expressed written consent to any other or further assignment or subletting nor shall any such consent by Landlord serve to relieve or release Tenant from its obligations to fully and faithfully observe and perform all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

b. If Tenant shall desire to assign or to sublet the Premises, Tenant shall give notice thereof to Landlord. Upon receipt of such notice, Landlord shall have the following option to be exercised within thirty (30) days from receipt of Tenant's notice.

      In the event Tenant's notice is of Tenant's desire to make an assignment (other than an assignment under Section 8.4 for which Landlord consent is not required) or a subletting of all or substantially all of the Premises, Landlord shall have the option to cancel and terminate this Lease as of the date proposed by Tenant for such assignment or subletting, which option shall be exercised within the aforesaid thirty (30) day period and on which date the term of this Lease shall cease and expire with the same force and effect as if such date were originally provided herein as the expiration of the term hereof.

c. Tenant shall submit to Landlord in writing (i) the name of the proposed assignee or subtenant; (ii) the terms and conditions of the proposed assignment or subletting; (iii) the nature and character of the business and credit of the proposed assignee or subtenant, and any other information reasonably requested by the Landlord.

      If Landlord shall not exercise its foregoing option within the time set forth, its consent to any such proposed assignment or subletting shall not be unreasonably withheld or unduly delayed, provided, however, that Landlord may withhold consent thereto if in the exercise of its sole judgment it determines that:
      1. The financial condition or general reputation of the proposed assignee or subtenant is not consistent with the extent of the obligation undertaken by the proposed assignment or sublease.

      2. The proposed use of the Premises is not appropriate for the Building or in keeping with the character of the existing tenancies or permitted by the Tenant's Lease (but the foregoing shall not be deemed to enlarge the purposes for which the Premises are permitted to be used as set forth in this Lease).
      3. The nature of the occupancy of the proposed assignee or subtenant will cause an excessive density of employees or traffic or make excessive demands on the Building's services or facilities or in any way will lessen the character of the Building.
      4. The Tenant proposes to assign or sublet to one who at the time is a tenant or occupant of the Building or a tenant or occupant of any other building owned by Landlord or any affiliate of Landlord and located on Prestige Park Road or Prestige Park Circle, East Hartford, Connecticut.

d. As a condition of Landlord's consent to any assignment or subletting, each assignee of this Lease shall assume in writing all of the terms, covenants and conditions of this Lease on the part of Tenant hereunder to be performed and observed and an original or duplicate original of the instrument of assignment and assumption or of the sublease agreement shall be delivered to Landlord within five (5) days following the making thereof. Any instrument of sublease shall specifically state that such sublease is subject to all of the terms, covenants and conditions of this Lease.

      If Tenant shall duly comply with all of the foregoing then, as aforesaid, Landlord shall not unreasonably withhold or unduly delay its consent to such assignment or subletting, provided further, however, and on condition that at the time of requesting Landlord's consent Tenant shall pay to Landlord the sum of $100.00 as a processing fee for each assignment and/or subletting.

e. If this Lease shall be assigned, or if the Premises or any part thereof be sublet or occupied by any person or persons other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant and apply the net amount collected (which may be treated by Landlord as rent or as use and occupancy) to the rent herein reserved and no such assignment, subletting, occupancy or collection of rent shall be deemed a waiver of the covenants in this Article, nor shall it be deemed acceptance of the assignee, subtenant or occupant as a Tenant, or a release of Tenant from the full performance by Tenant of all the terms, conditions and covenants of this Lease.

f. Each permitted assignee or transferee shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent, additional rent and adjustments of rent, and for the due performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease. No assignment shall be binding on Landlord unless, as hereinbefore provided, such assignee or Tenant shall deliver to Landlord a duplicate original of the instrument of assignment which contains a covenant of assumption by the assignee of all of the obligations aforesaid and shall obtain from Landlord the aforesaid written consent prior thereto. Any assignment, sublease or agreement permitting the use and occupancy of the Premises to which Landlord shall not have expressly consented in writing shall be deemed null and void and of no force and effect.

8.2   INTENTIONALLY OMITTED.

8.3 FURTHER LIMITATIONS. In no event shall Landlord be obligated either to consent to any proposed assignment or subletting or to elect to terminate the Lease, if at the time of proposal of assignment or subletting, Tenant is in default under the terms and conditions of this Lease.

8.4 EXCLUSIONS. Subject to the terms and conditions set forth below in this paragraph, a sale of the majority of Tenant's stock shall be deemed an assignment for purposes of this Lease. Notwithstanding anything to the contrary or which could be construed to the contrary contained in this Article VIII, Tenant may, without Landlord's consent (and without regard to Section 8.1(b), 8.2, or the fee referred to in Section 8.1(d) being applicable) assign this Lease to
      (a) any corporation or entity which shall own or control a majority of the issued and outstanding voting stock of Tenant, or (b) any corporation or entity whose issued and outstanding capital stock shall be owned by the same shareholders who own or control the issued and outstanding capital stock of Tenant and/or Tenant's parent, or
      (c) any corporation or entity into which Tenant may merge or to whom it may sell all or substantially all of its assets, or which may result in the consolidation of Tenant with any other corporation or entity, or (d) any corporation or entity which is owned or controlled by Tenant or owned or controlled by a corporation or entity that also owns or controls Tenant, provided in all cases that the financial strength and net worth of the resulting or successor corporation or entity [under 8.4(a), (b), (c) and (d)] is at least equal to that of Tenant at the time of such assignment, sale, merger or consolidation.

                                 ARTICLE IX
                                 ----------

                          Compliance with Law, Etc.

9.1 COMPLIANCE WITH LAW, ETC. Tenant shall throughout the term of this Lease, at its sole expense, promptly comply with all present and future laws and regulations of all federal, state and municipal governments and appropriate departments, commissions, boards, and officers thereof, and the orders and regulations of the National Board of Fire Underwriters, or any policies of insurance affecting the same of which Tenant has notice, or any other body now or hereafter exercising similar functions, which may be applicable to Tenant's use of the Premises and shall hold Landlord harmless from any fine, penalty or other charge that may be imposed as a result of any such noncompliance. If Landlord is required to comply with any of the foregoing whether or not Tenant was a tenant in the Premises, then the cost of such compliance shall be borne by Landlord. Tenant shall not intentionally create any situation in which Landlord shall be obligated to incur compliance costs nor shall Tenant or Tenant's employees intentionally notify any regulatory bodies or other municipal officials regarding the Premises so as to instigate an investigation of the Premises. Any increase in Landlord insurance premiums caused by Tenant, or its use of the premises, or normal rate increases shall be paid by Tenant to Landlord upon demand as additional rent hereunder.

                                  ARTICLE X
                                  ---------

                     Conditions of Premises; Maintenance

10.1 CONDITIONS OF PREMISES; MAINTENANCE. Unless the Landlord shall have agreed to perform certain work for Tenant, as hereinafter set forth (hereinafter defined as the "Landlord's Work"), Tenant hereby accepts the Premises and the Building (or if the work is to be performed, then Tenant accepts the Premises and the Building subject to the completion of the Landlord's Work) "as is" and in its present condition.

10.2 LANDLORD'S WORK. Landlord agrees to perform and complete the improvements to the Premises described in Exhibit B attached hereto. Said Landlord's Work shall be performed at Landlord's expense and completed within ninety (90) days of the Term Commencement Date hereof.

10.2.1 SIGNAGE. The existing sign for the Tenant shall remain in its current location. Tenant acknowledges and agrees that the Landlord shall have the right to add to the bottom third of the sign lettering and signage for the occupant(s) of the 9,709 square foot leased area which is part of the Building. Tenant shall not make any alterations or improvements to the pylon sign without the reasonable written consent of Landlord. Any approved alteration or improvement shall be done by contractors reasonably approved by Landlord and in a good and workmanlike manner. Tenant shall obtain all necessary permits and, at Landlord's option, shall submit to Landlord architectural renderings and insurance and lien waivers to Landlord reasonably required by Landlord. Upon the making of such alterations or improvements the same shall become the property of Landlord; provided, however, that, at its option, Landlord may, on the termination of this Lease require that Tenant remove the same at no expense to Landlord and repair any damage caused by such removal.

                                 ARTICLE XI
                                 ----------

                          Landlord's Right of Entry

11.1 LANDLORD'S RIGHT OF ENTRY. Landlord shall have the right with prior notice to Tenant (telephonic or written) to enter upon the Premises from time to time in order to inspect the same and to perform any work therein as Landlord deems necessary, including without limitation, maintenance, repairs and replacements therein which Landlord deems appropriate, or for the purpose of showing the Premises to prospective purchasers, lessees or mortgagees, but this right shall be exercised in such manner as not to unreasonably interfere with Tenant's use and enjoyment of the Premises.

                                 ARTICLE XII
                                 -----------

                                    Liens

12.1 LIENS. Tenant will not permit any lien for money claimed against or owing by Tenant to be placed against the Premises during the term hereof and should any such lien be recorded, Tenant, will within fifteen (15) days after such lien is recorded, pay and discharge same. Should any such lien be recorded and not be released or discharged, Landlord may, at Landlord's option (but without obligation so to pay or discharge such lien), pay and discharge any such lien, at the cost and expense of Tenant.

                                ARTICLE XIII
                                ------------

          Default by Tenant; Right to Terminate; Damages, Self Help

13.1 DEFAULT BY TENANT; RIGHT TO TERMINATE; DAMAGES; SELF HELP. If Tenant shall fail to pay any rent payable pursuant to Article III hereof within ten (10) days after the due date thereof, or additional rent payable pursuant to Article IV and Article V hereof or make any other payments when the same are due and payable under the terms of this Lease; or if for a period of twenty (20) days after notice thereof has been given to Tenant by Landlord, Tenant shall fail to cure any noncompliance by Tenant with any duty or obligation imposed upon it by this Lease or any rule or regulation of Landlord (or if such cure cannot be reasonably completed within twenty (20) days Tenant shall not have made reasonable progress towards effecting a cure); or if Tenant shall abandon the Premises or if the Tenant shall be insolvent, or there shall be filed by or against Tenant, or any guarantor of Tenant's obligations hereunder, a petition in bankruptcy or insolvency or for reorganization, dissolution, liquidation or for the appointment of a receiver or trustee of all or a portion of Tenant's, or such guarantor's, property and, in the case of an involuntary bankruptcy, the same is not discharged within thirty (30) days thereafter or if Tenant or such guarantor makes an assignment for the benefit of creditors or enters into an arrangement or admits its inability to pay its debts as they become due; then and in any such event Landlord shall have the right, at Landlord's option, to immediately issue a notice to quit and again have, repossess, and enjoy the same as if this Lease had not been made, and thereupon this Lease shall terminate without prejudice, however, to the right of Landlord to recover from Tenant all rent due and unpaid up to the time of such re-entry; and, further upon such re-entry all payments of Minimum Rent for the balance of the term of this Lease shall become due and payable, at the option of Landlord, or Landlord's successors and assigns, without any obligation of Landlord to Tenant whatsoever to mitigate damages except as may be required by applicable Connecticut law; upon demand by Landlord, or Landlord's successors or assigns, Tenant shall surrender to them complete and peaceable possession of the Premises, and Landlord may, without waiving or postponing any other rights given it by law in such cases, re-let said Premises, or any part thereof, on such terms as Landlord, or its successors, deems best, and apply the proceeds of such reletting, less costs and expenses of Landlord in reletting towards such costs, and hold Tenant responsible for the difference in such net proceeds received by Landlord and the rental that would have been paid by Tenant hereunder. Expenses of Landlord in reletting shall include attorney's fees actually paid in obtaining and reletting the Premises and all broker's, finder's and similar fees incurred in the course of reletting and all costs of renovating and redecorating the same.

      Without such re-entry as provided in this paragraph, Landlord may recover possession thereof in any manner permitted by law, including summary process; it being understood that no demand for rent and no re-entry for condition broken, as at common law, shall be necessary to enable Landlord to recover such possession.

                                 ARTICLE XIV
                                 -----------

                        Alterations and Improvements

14.1 ALTERATIONS AND IMPROVEMENTS. Tenant shall not make any alterations or improvements in or to the Premises without the written consent of Landlord, provided, however, Tenant may make alterations to the Premises in amounts less than $5,000 upon prior written notice to Landlord. Notice must provide specific detail as to the budget and scope of work and must also include copies of insurance certificates, licenses for contractors, and any and all approved building permits required. At the time Landlord receives such notice or a request for consent to any improvements in excess of $5,000, Landlord shall inform Tenant in writing whether or not such particular improvements are to be removed at the termination of this Lease or are to remain in the Premises. If required by Landlord, such improvements or alterations shall be performed by Landlord, at the cost of Tenant, provided that such cost is competitive. Any approved alteration or improvement shall be done by contractors approved by Landlord (such approval not to be unreasonably withheld) and in a good and workmanlike manner and in a manner so that the structural integrity of the Building shall not be impaired. Tenant shall obtain all necessary permits and, at Landlord's option, shall submit to Landlord architectural renderings and insurance and lien waivers to Landlord required by Landlord. Upon the making of such alterations or improvements the same shall become the property of Landlord; provided, however, that, at its option, Landlord may, on the termination of this Lease require that Tenant remove the same at no expense to Landlord and repair any damage caused by such removal and that the Premises shall be left by Tenant in the condition that the Premises were in at the commencement of the term of this Lease, ordinary wear and tear excepted. Tenant shall comply with all governmental requirements; including but not limited to building, electrical and plumbing codes. All work performed shall be done in such a manner as not to disturb or disrupt the operation of the Park or of any other occupants in the Park. Following completion of any changes, additions or improvements, Tenant shall furnish Landlord with current "as-built" drawings and specifications for the Premises reflecting such changes, additions or improvements made to the Premises. Any increase in the Real Estate Taxes or insurance premiums on the Park attributable to such change, addition or improvements shall be paid by Tenant.

                                 ARTICLE XV
                                 ----------

      Limitation on Landlord's Liability; Tenant's indemnity; Insurance

15.1 LIMITATION ON LANDLORD'S LIABILITY; TENANT'S INDEMNITY; INSURANCE. Tenant shall look solely to Landlord's then equity interest in the Building at the time owned and for the security deposit, for recovery of any judgment from Landlord; it being agreed that neither Landlord (original or successor), nor any partner (general or limited), associate, executor, participant, principal, agent, employee, executor, or other fiduciary, beneficiary, officer, or other person or entity in or of any partnership, association, joint venture, corporation or other entity, Trust, or Estate from time to time owning Landlord's interest in this Lease, shall ever be personally liable for any such judgment, or for the payment of any monetary obligation to Tenant (it being agreed by Tenant that such exoneration from personal liability is and shall be absolute and complete with no exception whatsoever).

      With respect to any services to be furnished or obligations to be performed by Landlord to Tenant, Landlord shall never be responsible for failure to furnish or perform the same when (and the time for performance of the same shall be extended for such period as Landlord
      is) prevented from doing so by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, of inability to obtain supplies, parts or employees necessary to furnish such services, or because of war or other emergency, or for any cause beyond Landlord's reasonable control, or for any cause due to any act or omission of Tenant, Tenant's invitees, customers, servants, agents, employees, licensees or any person claiming by, through or under Tenant.

      Except as otherwise specifically provided herein or as required by law, Landlord shall not be responsible for the loss of or damage to property or death or injury to persons, occurring in or about the Premises, or the Building regardless of the cause thereof, including, without limitation, any loss or damage caused by: (a) any repairs or alterations, (b) any existing or future condition, defect, matter or thing in the Premises or the property of which the Premises are a part, whether caused by Tenant or by Tenant's guests, its agents, employees or by others, or (c) defective electric wiring, or the breaking, bursting, stoppage or leaking of any part of the Premises or the Building, including the plumbing, air conditioning, heating, fire control sprinkler systems, roof, or gas, sewer or pipes. In no event shall either party ever be liable to the other for any indirect, special, or consequential damages by reason of breach or default of the terms of this Lease or otherwise.

      To the maximum extent this Agreement may be made effective, Tenant agrees to indemnify and save Landlord harmless from and against all claims of whatever nature arising in or about the Premises from any intentional act or omission of Tenant, or Tenant's servants or employees, occurring after the commencement of this Lease term and until the end of this Lease term and thereafter, so long as Tenant is in occupancy of any part of the Premises. This indemnity and hold harmless Agreement shall include indemnity against all costs, expenses and liabilities occurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof with counsel acceptable to Landlord. Landlord agrees to seek compensation first from the insurance policies described in the immediately subsequent sentence prior to seeking compensation from Tenant pursuant to this paragraph.

      Tenant agrees to maintain in full force throughout the term of this Lease, and thereafter so long as Tenant is in occupancy of any part of the Premises, a policy of public liability and property damage insurance under which Landlord (and such other directors or partners thereof as specified by Landlord by notice to Tenant from time to time) and Tenant are named as insured, and under which the insurer agrees to indemnify and hold Landlord and those in privity of estate with Landlord, harmless from and against all cost, expense and/or liability arising out of or based upon any and all claims, accidents, injuries and damages mentioned in this section, in the broadest form of such coverage from time to time available in the State of Connecticut. Each such policy shall contain full waiver of the right of subrogation of such insurance company against Landlord and its officers, directors and partners and those in privity with Landlord and its officers, directors and partners and shall be non-cancelable and non-amendable with respect to Landlord and

      Landlord's designees without ten (10) days prior notice to Landlord; a duplicate original or certificate thereof shall be delivered to Landlord. The minimum limits of liability of such insurance shall be as specified in Article I. Such insurance shall be increased from time to time as required by Landlord.

                                 ARTICLE XVI
                                 -----------

                             Damage to Premises

16.1 DAMAGE TO PREMISES. In the event of substantial damage to the Premises or any portion of the Building which Landlord deems material by fire, the elements, or other casualty which renders all or substantially all of the Premises untenantable, Landlord shall have the option, exercisable within ninety (90) days after such damage, to terminate this Lease or, if the damage is to the Premises, to repair the Premises. If such damage is not the fault of Tenant, its agents, employees or invitees and the same renders the Premises untenantable in whole or in such part that it is impracticable to conduct Tenant's business therein, the rent shall abate until the damages have been repaired, based on the proportion that the unoccupied portion of the Premises bears to the total Premises. If the damage to the Premises is not repaired by Landlord within a reasonable time, or in any event within one hundred twenty (120) days after such casualty, Tenant shall have the right to terminate this Lease forthwith by giving the Landlord notice of such termination no later than twenty (20) days after such one hundred twenty (120) day period has elapsed. Said one hundred twenty (120) day period shall be extended by any period of time lost as a result of delays caused by reasons beyond Landlord's control, including but not limited to, strike, lockouts, war, unavailability of materials, prevailing weather conditions and actions of Tenant. Landlord shall have a notice period of thirty
      (30) days to determine if said premises can not be repaired within said one hundred twenty (120) day period. If the Landlord provides written notice that the repairs can not be made within said one hundred twenty (120) day period, Tenant shall have the right to terminate this Lease forthwith by giving the Landlord notice of such termination no later than twenty (20) days after such thirty (30)
      day notice period has elapsed.   Said thirty (30) day notice period
      shall be extended by any period of time lost as a result of delays caused by reasons beyond Landlord's control, including but not limited to, strike, lockouts, war, unavailability of materials, prevailing weather conditions and actions of Tenant.

                                ARTICLE XVII
                                ------------

                                Condemnation

17.1 CONDEMNATION. If a substantial and material part of the Premises are taken in condemnation proceedings or by any right of eminent domain for public or quasi-public use, or if all of the Premises are taken either party may terminate the Lease. Such right of termination shall be effectuated by giving notice from one party to the other. Landlord alone, and not Tenant, shall have the right to participate in and receive damages and/or compensation for any such taking and Tenant will not bring any action or seek to recover damages for such taking and Tenant hereby grants to Landlord all of the Tenant's rights, if any, to such damages and covenants to execute and deliver such further instruments of assignment thereof as the Lessor may from time to time request.

                                ARTICLE XVIII
                                -------------

                                Subordination

18.1 SUBORDINATION. This Lease is and shall be subordinate to any mortgage or mortgages now or hereafter encumbering the Premises or the Building or any portion therefor interest therein, without the necessity of any further document, provided that all such mortgages shall contain provisions to the effect that so long as Tenant is not in default under this Lease, no foreclosure of the lien of said mortgage or any other proceeding in respect thereof shall divest, impair, modify, abrogate or otherwise adversely affect any right of Tenant in, to oir under this Lease. Landlord agrees to use commercially reasonable efforts to obtain the standard form of subordination, attornment and non-disturbance agreement from its current Lender. Tenant agrees to execute and deliver any further documents or instruments which may be required from time to time to further effectuate said subordination and to attorn to the holder of any such mortgage if the holder subsequently becomes the owner of the Premises, if such mortgagee shall require such attornment, upon demand of Landlord and hereby grants to Landlord a power of attorney, which power is coupled with an interest, to execute any such instrument on Tenant's behalf.

                                 ARTICLE XIX
                                 -----------

                                   Notices

19.1 NOTICES. Whenever, by the terms of this Lease, notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing, and shall be personally delivered or mailed by registered or certified mail, postage prepaid.

      If intended for Landlord, addressed to Landlord at the address set forth elsewhere in this Lease, or to such other address or addresses as may from time to time hereafter be designated in writing by Landlord or Landlord's agent.

      If intended for Tenant, addressed to Tenant at the address or addresses as may from time to time hereafter be designated by Tenant in writing, or at the address specified in this Lease or at the Premises.

      In the event the notice mailed with sufficient postage as above provided shall not be received upon attempted delivery thereof to the proper address and shall be returned by the Postal Service to the sender because of a refusal of receipt, the absence of a person to receive, or otherwise, the time of the giving of such notice shall be the time of such attempted delivery.

                                 ARTICLE XX
                                 ----------

                               Quiet Enjoyment

20.1 QUIET ENJOYMENT. Upon compliance with the terms and conditions of this Lease, Tenant may peaceably and quietly have, hold and enjoy the Premises for the term of this Lease and any extension of said term provided for herein.

                                 ARTICLE XXI
                                 -----------

                                 Expiration

21.1 EXPIRATION. At the expiration of the term of this Lease or any extension thereof, Tenant will quit and surrender the Premises in as good a state and condition as reasonable use and wear thereof will permit, damage by the elements, fire and other casualty not caused by the act or neglect of Tenant or its agents, employees or invitees excepted. Any holding over by Tenant shall not operate, except by written agreement, to extend or renew this Lease, and no tenancy of any duration shall be created thereby, provided, however, if

      Tenant does hold over, without creating any additional estate in Tenant, the Minimum Rent payable pursuant to Article III hereof shall be (i) on a month to month basis at the Minimum Rent in effect at the termination of the Lease if the holding over is mutually agreed to; or (ii) 200% of the Minimum rent in effect in the event Landlord has not consented to such holding over, during the period of such holding over.

                                ARTICLE XXII
                                ------------

                  Control of Park and Common Areas of Park

22.1 CONTROL OF BUILDING AND PARK. All automobile parking areas, driveways, walkways, entrances and exits thereto, and other facilities furnished by Landlord in the Park on which the Premises are located shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this paragraph. Landlord shall have the right to allocate parking by tenants, their officers, agents and employees to employee parking areas; to change traffic patterns, parking spaces and entrances and exits to the Park; to build, remove or modify existing buildings and structures in the Park; to close all or any portion of the parking areas or facilities in order to make repairs or improvements, for construction or maintenance purposes and to protect against adverse possession; to discourage non-customer parking; to tow and impound, at Tenant's expense, any improperly parked cars belonging to Tenant, or Tenant's officers, employees, agents or business invitees; and to do and perform such other acts in and to said area and improvements as, in the use of good business judgment, Landlord shall determine to be advisable. Landlord will operate and maintain the common facilities of the Park and keep the same lighted after dark in such manner as Landlord, in its judgment, shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the common areas and facilities of the Park so long as it does not materially and continuously interfere with the Tenant's day to day business operations.

                                ARTICLE XXIII
                                -------------

                              Security Deposit

23.1 SECURITY DEPOSIT. Tenant has deposited with Landlord the sum specified in Section 1.2, if any, as security for the faithful performance and observance by Tenant of the terms of this Lease. In the event Tenant defaults under this Lease, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Minimum Rent and additional rent or any sum as Landlord may expend or may be required to expend by reason of Tenant's default under this Lease, including, without limitation, any damages or deficiency in the reletting of the Premises, whether such damage or deficiency accrued before or after summary proceedings or other re-entry by Landlord. If a part or all of the security deposit shall be applied as herein provided and this Lease shall not terminate then Tenant shall deposit with Landlord such additional sum necessary to bring the security deposit to its original amount. In the event that Tenant shall fully and faithfully comply with all of the terms of this Lease, the security (without interest or earnings thereon) shall be returned to Tenant after the date fixed at the end of this Lease and delivery of the Premises or the Landlord may transfer the security to such transferee and the Landlord shall thereupon be relieved from all further liability for the return of such security; Tenant shall not assign or encumber such security deposit.

                                ARTICLE XXIV
                                ------------

                         Failure to Give Possession

24.1 FAILURE TO GIVE POSSESSION. If Landlord is unable to give possession of the Premises on the date of commencement of the term hereof, because of the holding over or retention of possession of any lessee, or other occupant, or Landlord has not completed the Work, Landlord shall not be subject to any liability for failure to give possession on such date and the validity of this Lease shall not be impaired nor shall the same be construed to extend the term of this Lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until Landlord shall have given Tenant written notice that the Premises are substantially ready for Tenant's occupancy, whereupon such abatement shall cease.


                                 ARTICLE XXV
                                 -----------

            Fees and Expenses; Performance or Payment by Landlord

25.1 FEES AND EXPENSES; PERFORMANCE OR PAYMENT BY LANDLORD. If Tenant shall default in the observance or performance of any term on Tenant's part to be observed or performed hereunder, then, Landlord may immediately, or at any time thereafter, and, unless otherwise provided herein, without notice, perform the same for the account of Tenant. If Tenant fails to make any payment of Minimum Rent, or additional rent hereunder when due or Landlord makes any expenditures or incurs any obligations for the payment of money in connection with a default of Tenant hereunder or Landlord performs any obligations to be performed hereunder by Tenant and not so performed by Tenant, including, without limitation, the payment of reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, such unpaid rent, and sums paid or obligations incurred shall be due, with interest at the rate of ten percent (10%) per annum from the date that such rent was due or, Landlord cured a default of Tenant hereunder, or from the date of such payment by Landlord (or the date such obligation is incurred by Landlord) to the date of payment by Tenant, and shall be paid by Tenant to Landlord within ten (10) days of rendition of any bill or statement to Tenant therefor. If either Landlord or Tenant brings forth a lawsuit against the other and there is a substantially prevailing party, such party shall be reimbursed by the other party for its reasonable attorneys' fees. If there is no substantially prevailing party, each party shall be responsible for its own attorneys' fees.

                                ARTICLE XXVI
                                ------------

        Waiver of Trial by Jury, Counterclaim and Right to Notice of
                                  Hearing

26.1 WAIVER OF TRIAL BY JURY. The Parties hereto hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters arising out of or connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises and any emergency, statutory or other remedy.

                                ARTICLE XXVII
                                -------------

                 Delivery, Recording and Execution of Lease

27.1 DELIVERY OF LEASE. No rights are to be conferred upon Tenant until this Lease has been signed by Landlord, and an executed copy of the Lease has been delivered to Tenant. Employees or agents of Landlord have no authority to make or agree to make a Lease or any other agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer to Lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant, or any agent or other representative thereof, are incorporated herein and no prior representations, understandings or agreements from one party to the other shall be binding upon the parties. The terms hereof may be modified or altered only by written agreement between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof.

27.2 RECORDING. Tenant shall not record this Lease, and any such recording will be a default hereunder, and at the sole option and election of Landlord, any such recording shall automatically give Landlord the right to terminate this Lease by written notice to Tenant effective as of the date of such recording. Each party shall, on the request of the other, execute a so-called Notice of Lease or short form Lease in recordable form and complying with applicable law and reasonably satisfactory to Landlord's attorneys. In no event shall such document set forth the rental or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease.

27.3 EXECUTION OF LEASE. The person signing this Lease on behalf of Landlord and Tenant certifies that he has full authority to execute the same on behalf of such party and that this Lease has been duly authorized, executed and delivered by that party and is binding upon that party in accordance with its terms.

                               ARTICLE XXVIII
                               --------------

                           Successors and Assigns

28.1 SUCCESSORS AND ASSIGNS. Subject to the terms hereof, all of the terms of this Lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors (and to the extent permitted hereunder) and assigns of the Parties hereto.

                                ARTICLE XXIX
                                ------------

                            Rules and Regulations

29.1 RULES AND REGULATIONS. The rules and regulations appended to this Lease, if any, are hereby made a part of this Lease, and Tenant agrees to comply with and observe the same. Tenant's failure to keep and observe said rules and regulations shall constitute a default under the terms of this Lease to the extent that it constitutes a material breach which is not cured by Tenant after thirty (30) days written notice from Landlord. Landlord reserves the right, from time to time, to adopt or amend or supplement said rules and regulations and to reasonably adopt and promulgate additional rules and regulations applicable to the Premises and to the Park. Notice of such additional rules and regulations, and amendments and supplements, if any, shall be given to Tenant, and Tenant agrees thereupon to comply with and observe all such rules and regulations, and amendments thereto and supplements thereof, provided the same shall be reasonable and shall apply uniformly to all tenants of Landlord.

                                 ARTICLE XXX
                                 -----------

                                Governing Law

30.1 GOVERNING LAW. This Lease shall be governed exclusively by the provisions hereof and by the laws of the State wherein the Premises are located, as said laws may exist from time to time.

                                ARTICLE XXXI
                                ------------

                                  No Waiver

31.1 NO WAIVER. No provisions of this Lease shall be deemed to have been waived by a party unless such waiver is in writing signed by such party. A party's waiver of a breach of any term or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having the effect of any original breach. Landlord's receipt of rent with knowledge of a breach by Tenant of any term or condition of this Lease shall not be deemed a waiver of such breach. Landlord's failure to enforce against Tenant or any other Tenant of the Building any of the rules and regulations made by Landlord shall not be deemed a waiver of such rules or regulations. Landlord shall not be required to enforce any such rules against Tenant or any other occupant of the Building but Landlord may assign to any other such occupant its right to enforce such rules against Tenant. No act or thing done by Landlord, its agents or employees during the Lease term shall be deemed an acceptance of a surrender of the Premises and no agreement to accept a surrender of the Premises shall be valid unless in writing signed by Landlord. The delivery of keys to any of Landlord's agents or employees shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant, or receipt by Landlord, of a lesser amount than the rent due shall be deemed to be other than on account and as allocated in Landlord's sole discretion, nor shall any enforcement or statement on any check or any letter accompanying or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord.

                                ARTICLE XXXII
                                -------------

                                  Brokerage

32.1 BROKERAGE. Tenant warrants and represents that Tenant has not dealt with any broker, except as noted in Article 1.2, who shall be paid pursuant to a separate agreement in connection with the consummation of this Lease; and in the event of any brokerage claims against Landlord predicated upon prior dealings with the Tenant named herein, Tenant agrees to hold harmless, defend and indemnify Landlord against any such claim.

                               ARTICLE XXXIII
                               --------------

                     Invalidity of Particular Provisions

33.1 INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law, provided, however, this Lease shall be deemed modified to the extent possible, to reflect the overall intent of this Lease.

                                ARTICLE XXXIV
                                -------------

                            Estoppel Certificates

34.1 ESTOPPEL CERTIFICATES. Tenant or Landlord shall, without charge, at any time from time to time within fifteen (15) days after written request by Tenant or Landlord, certify by written instrument, (in recordable form if requested) duly executed, acknowledged and delivered to Tenant or Landlord, or to any mortgagee or proposed mortgagee, or any purchaser or proposed purchaser, or to any other entity reasonably specified by Tenant or Landlord:
      a. The Term Commencement Date, the Rent Commencement Date, the original expiration date, the present expiration date, and the existence, number, and term of any Option periods.
      b. Whether or not Tenant or Landlord is in default, in any way, in the performance of any of the covenants, conditions and agreements to be performed by Tenant or Landlord in accordance with this Lease and if there is any such default, specifying the nature of same.

      c. What the amount of rent is pursuant to the terms of this Lease, and the dates, if any, to which the Rental and other charges hereunder have been paid in advance.
      d. That this Lease is unmodified and in full force and effect, or in the event that there have been modifications, that the same is in full force and effect as modified and setting forth the modifications.
      e. Whether or not there are then any existing claims, setoffs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of Tenant or Landlord to be performed or complied with, and if so, specifying the same.
      f. The status of any other matter relative to this Lease or the relation of the Parties.

                                ARTICLE XXXV
                                ------------

                             Security Agreement

35.1  SECURITY AGREEMENT.  Intentionally Omitted.

                                ARTICLE XXXVI
                                -------------

                    Provisions with Respect to Bankruptcy

36.1 BANKRUPTCY CODE ASSIGNMENTS. If the Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. s 191 et seq., or otherwise, as now existing or hereafter amended (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord.

36.2 LANDLORD'S RIGHT OF FIRST REFUSAL. If Tenant or the trustee assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant or the trustee, then notice of such proposed assignment, setting forth (i) the name and address of such person,
      (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's future performance under the Lease shall be given to Landlord by

      Tenant or the trustee no later than twenty (20) days after receipt by Tenant or the trustee, but in any event no later than ten (10) days prior to the date that Tenant or the trustee shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant or the trustee given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions and any costs and expenses of preparing the Premises for the new tenant which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

36.3 ASSIGNEE'S LIABILITY. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

36.4 ITEMS INCLUDED IN RENT. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, including, without limitation, the applicable Annual Minimum Rent and additional rent, shall constitute rent for the purpose of
      Section 502(b)(6) of the Bankruptcy Code.

                               ARTICLE XXXVII
                               --------------

                             Hazardous Materials

37.1 HAZARDOUS MATERIALS. Tenant (nor Tenant's agents, servants, employees, contractors, subtenants, assignees, invitees or guests) shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Premises any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been release of hazardous materials due to acts of Tenant, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises occurring while Tenant is in possession or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.

                               ARTICLE XXXVIII
                               ---------------

                         Tenant's Right to Terminate

38.1 TENANT'S RIGHT TO TERMINATE. Provided Tenant is not in default of this Lease on the applicable notice date (the "Notice Date") or on the purported termination date (the "Termination Date"), Tenant shall have a one time right to terminate this Lease upon nine (9) months advance written notice to Landlord, provided, however, that
      (a) the Termination Date shall not be effective prior to December 31, 2009 and (b) Tenant shall be responsible for Minimum Rent, Tenant's Proportionate Share of Taxes, Common Area Expenses and Operating Costs and any and all other Tenant obligations due under the Lease through and including the effective Termination Date.

                                ARTICLE XXXIX
                                -------------

                         Termination of Prior Leases

39.1 TERMINATION OF PRIOR LEASES. Provided this Lease actually commences, the prior Leases between the Parties dated November 5, 1996 (as amended by First Amendment of Lease dated June 30, 1999) hereinafter referred to as the "Prior Lease," shall terminate and come to an end as if said date were the date originally specified in said Lease for the end of the Term thereof, and Landlord and Tenant herby mutually release each other from any and all claims one against the other arising out of the said Lease except for claims or causes of action as may arise from facts occurring subsequent to the execution of this agreement and except for the following obligations which shall survive the termination of the Lease and the mutual releases contained herein:
            (i) Tenant shall pay to Landlord all items of Minimum Rent, Tenant's Proportionate Share of Taxes, Insurance, Common Area Expenses and Operating Costs accruing or due under the Prior Lease up to midnight on the day immediately prior to the commencement date of this Lease, prorated where appropriate.
            (ii) Tenant shall vacate 9,709 square feet of space (the "Recapture Space") as outlined on Exhibit C attached hereto and deliver possession to Landlord prior to May 1, 2004. Tenant shall remove all furniture, repair all damage to the Recapture Space, and deliver the Recapture Space in broom clean condition.

                                 ARTICLE XL
                                 ----------

                              Option to Extend

40.1 OPTION TO EXTEND. Provided the Tenant has performed all its obligations hereunder and has not been in default, Tenant shall have one (1) option to extend the Term of this Lease for a further period of five (5) years and no months provided, however, that Tenant shall give Landlord notice of its intention to extend not less than nine
      (9) months prior to the expiration of the original Term of this Lease. Said notice shall be effective only if given in the timely manner described (time being of the essence in relation to said notice) and provided Tenant is not in default under the Lease on the date of the notice nor on the date the original Term of the Lease is scheduled to expire. Such extended term shall be subject to all of the agreements, covenants and conditions set forth in this Lease except for (i) the Minimum Rent payable pursuant to Article III hereof which shall be as set forth hereinafter, and except for (ii) further Options to Extend, as to which there shall be none. It is agreed and understood that the annual Minimum Rent for the extended period shall be equal to $7.00/PSF NNN, $175,357 per year, $14,613.08 per month, as of the commencement date of the extended term hereof.

      IN WITNESS WHEREOF, the Parties hereto have set their hands and seals in three (3) counterpart copies, each of which counterpart copy shall be deemed an original for all purposes, as of the date and year first above written.


WITNESSES:                             LANDLORD:
----------                             ---------

                                       FREMONT PRESTIGE PARK, LLC


                                       BY:/s/Jonathan Keller
---------------------------               ---------------------------------
                                          Jonathan Keller
                                          Its Managing Member


                                       TENANT:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       BY:/s/ George J. Taylor, Jr.
---------------------------               ---------------------------------
                                          George Taylor
                                          Its President